                                                             EXHIBIT NO. 99.1(d)

                               MFS SERIES TRUST X

                          MFS GOVERNMENT MORTGAGE FUND

     Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust, dated August 12, 2003, as amended, (the "Declaration"), of MFS Series Trust X (the "Trust"), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that MFS Government Mortgage Fund, a series of the Trust, has been terminated.

     IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of this 23rd day of November, 2004 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.


LAWRENCE H. COHN
------------------------------------
Lawrence H. Cohn
45 Singletree Road
Chestnut Hill MA 02467


DAVID H. GUNNING
------------------------------------
David H. Gunning
2571 N. Park Blvd.
Cleveland Heights OH 44106


WILLIAM R. GUTOW
------------------------------------
William R. Gutow
3 Rue Dulac
Dallas TX 75230


J. ATWOOD IVES
------------------------------------
J. Atwood Ives
17 West Cedar Street
Boston MA 02108


AMY B. LANE
------------------------------------
Amy B. Lane
9716 S.E. Sandpine Lane
Hobe Sound FL 33455


ROBERT J. MANNING
------------------------------------
Robert J. Manning
13 Rockyledge Road
Swampscott MA 01907


LAWRENCE T. PERERA
------------------------------------
Lawrence T. Perera
18 Marlborough Street
Boston MA 02116


WILLIAM J. POORVU
------------------------------------
William J. Poorvu
975 Memorial Drive Apt. 710
Cambridge MA 02138


ROBERT C. POZEN
------------------------------------
Robert C. Pozen
9 Arlington Street
Boston MA 02116


J. DALE SHERRATT
------------------------------------
J. Dale Sherratt
86 Farm Road
Sherborn MA 01770


ELAINE R. SMITH
------------------------------------
Elaine R. Smith
75 Scotch Pine Road
Weston MA 02493